UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     March 11, 2010

DIRECTV HOLDINGS LLC

DIRECTV FINANCING CO., INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-106529	DIRECTV Holdings LLC - 25-1902628 DIRECTV Financing Co., Inc. – 59-3772785
(Commission File Number)	(IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM                      1.01  Entry into a Material Definitive Agreement

The disclosure under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM                      2.03  Creation of a Direct Financial Obligation

On March 11, 2010, DIRECTV Holdings LLC (“Holdings”) and DIRECTV Financing Co., Inc. (“Finance Co.” and collectively with Holdings, the “Co-Issuers”), which are indirect wholly-owned subsidiaries of DIRECTV (NASDAQ: DTV), closed their previously announced offering of $1.2 billion aggregate principal amount of 3.550% Senior Notes due March 15, 2015 (the “3.550% Senior Notes”), $1.3 billion aggregate principal amount of 5.200% Senior Notes due March 15, 2020 (the “5.200% Senior Notes”) and $500 million aggregate principal amount of 6.350% Senior Notes due March 15, 2040 (the “6.350% Senior Notes, and together with the 3.550% Senior Notes and the 5.200% Senior Notes, referred to as the “Senior Notes”).  The Senior Notes are unsecured and are guaranteed by each of Holdings’ material existing and certain of its future domestic subsidiaries (other than Finance Co.) (collectively, the “Guarantors”). The Co-Issuers received approximately $2.98 billion in net proceeds from the offering.  The Senior Notes bear interest payable semiannually in cash in arrears on March 15 and September 15 of each year commencing on September 15, 2010.  The press release announcing the closing is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with the offering of the Senior Notes, the Co-Issuers and the Guarantors entered into an indenture dated March 11, 2010, governing the Senior Notes with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”), for the benefit of holders of each of the Senior Notes.  Among other things, the Indenture provides that the Senior Notes are redeemable in whole or in part, at any time by paying the greater of (i) the principal amount of the Senior Notes and (ii) a “make whole” payment at a discount rate equal to the U.S. Treasury rate plus 20 basis points in the case of the 3.550% Senior Notes, U.S. Treasury rate plus 25 basis points in the case of the 5.200% Senior Notes, and U.S. Treasury rate plus 30 basis points in the case of the 6.350% Senior Notes, in each case plus accrued and unpaid interest, if any, to the date of redemption.

The Indenture also contains certain covenants which restrict the ability of the Co-Issuers and certain of Holdings’ subsidiaries, including the Guarantors, to, among other things, create certain liens; engage in certain sale leaseback transactions; and merge, consolidate or sell substantially all of its or their assets.  If the Co-Issuers or the Guarantors fail to comply with such covenants, the trustee or holders of 25% in aggregate principal amount of the Senior Notes could determine to accelerate the payment of the obligations under the Senior Notes.  If certain other events of default relating to bankruptcy and insolvency occur, the Senior Notes could be immediately due and payable.

The Senior Notes were sold pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and have not been registered in the United States under the Securities Act or in any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.  However, the Co-Issuers and the Guarantors have also executed a registration rights agreement with the initial purchasers of the Senior Notes, dated as of March 11, 2010 (the “Registration Rights Agreement”), in which the Co-Issuers and the Guarantors have agreed to use their reasonable best efforts to cause to become effective a registration statement with respect to an offer to exchange the Senior Notes for a new issue of substantially identical debt securities registered under the Securities Act.

The Indenture and the Registration Rights Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively.  The foregoing description of each such agreement is qualified in its entirety by reference to the actual agreement.

The net proceeds from the offering will be used for general corporate purposes, including the prepayment of all of Holdings’ Term Loan C issued under its senior secured credit facility, and may include a distribution to DIRECTV for other corporate purposes.  Notice of prepayment of the Term Loan C has been delivered and Holdings expects that the prepayment will be made on March 16, 2010.

ITEM 8.01                      Other Events

On March 3, 2010, Moody’s Investor Services issued a press release announcing that it had upgraded Holdings’ senior unsecured bond/debenture rating to Baa3 with a stable outlook.  As a consequence of this ratings upgrade, certain restrictive covenants contained in the Indenture dated as of May 14, 2008, filed as Exhibit 10.1 to the Current Report on Form 8-K of each of the Co-Issuers, filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2008, related to the 7.625% Senior Notes Due 2016 of the Co-Issuers (the “7.625% Senior Notes”) and in the Indenture dated as of June 15, 2005, filed as Exhibit 10.1 to the Current Report on Form 8-K of each of the Co-Issuers, filed with the SEC on June 20, 2005, related to the 6.375% Senior Notes Due 2015 (the “6.375% Senior Notes”) of the Co-Issuers, no longer apply.  The covenants that cease to apply in the case of each of the 7.625% Senior Notes and the 6.375% Senior Notes include those governing: (i) excess proceeds offers; (ii) limitation of restricted payments; (iii) limitation on incurrence of indebtedness; (iv) limitation on asset sales; (v) limitation of transactions with affiliates; and (vi) certain limitations on merger, consolidation or sale of assets.  Such covenants shall no apply notwithstanding that the 7.625% Senior Notes and the 6.375% Senior Notes may cease to be rated Investment Grade, as defined in the respective indenture, thereafter.  In addition, Holdings shall no longer be permitted to designate any Restricted Subsidiary, as defined in the respective indenture, as an Unrestricted Subsidiary, as defined in the respective indenture.  The foregoing description of the covenants and each such agreement is qualified in its entirety by reference to the actual agreement.

ITEM 9.01                      Financial Statements and Exhibits

(d)	Exhibits.

10.1	Indenture, dated as of March 11, 2010, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.2	Registration Rights Agreement, dated as of March 11, 2010, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and the Initial Purchasers named therein.

99.1	Press Release, dated March 11, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV Holdings LLC
(Registrant)

Date: March 12, 2010	By:	/s/ Keith U. Landenberger
	Name:	Keith U. Landenberger
	Title:	Senior Vice President, Associate General Counsel and Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV Financing Co., Inc.
(Registrant)

Date: March 12, 2010	By:	/s/ Keith U. Landenberger
	Name:	Keith U. Landenberger
	Title:	Senior Vice President, Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Indenture, dated as of March 11, 2010, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.2	Registration Rights Agreement, dated as of March 11, 2010, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and the Initial Purchasers named therein.

99.1	Press Release, dated March 11, 2010.

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